Supplement to
Fidelity's Broadly Diversified International
Equity Funds
December 30, 2005
Prospectus

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

Shareholder fees (paid by the investor directly)

Institutional Class
Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	1.00%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

The following information replaces the similar information found under the heading "Policies" in the "Features and Policies" section on page 17.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in Fidelity Simplified Employee Pension-IRA, Keogh, and Non-Fidelity Prototype Retirement accounts), for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

The following information replaces the biographical information for William Bower in the "Fund Management" section on page 20.

William Bower is vice president and manager of Fidelity Diversified International Fund. Since joining Fidelity Investments in 1994, Mr. Bower has worked as a research analyst and manager.

Effective October 2, 2006, Fidelity Aggressive International Fund is managed by Darren Maupin. Accordingly, the following information replaces all other portfolio manager information for Aggressive International Fund on pages 19 and 20.

Darren Maupin is vice president and manager of Aggressive International Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1998, Mr. Maupin has worked as a research analyst and manager.

IBD-06-02 October 15th, 2006
1.474896.125